As filed with the Securities and Exchange Commission on January 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21200

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Real Estate Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN
REAL ESTATE
INCOME FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                          1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS                                                     2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS                                                    7

FINANCIAL STATEMENTS                                                      10

FINANCIAL HIGHLIGHTS/
PER SHARE DATA                                                            23

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                                           25

DIVIDEND REINVESTMENT PLAN                                                26

DIRECTORY                                                                 28

DIRECTORS AND OFFICERS                                                    29

PROXY VOTING POLICIES AND PROCEDURES;
OTHER INFORMATION                                                         36

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Real Estate Income Fund Inc. for the period ending October 31, 2004. The report includes a portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to provide high current income, and its secondary objective is to provide capital appreciation. In seeking to accomplish both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks out real estate company securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors. We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
REAL ESTATE INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2004 Neuberger Berman Management Inc. All rights reserved.

REAL ESTATE INCOME FUND INC. PORTFOLIO COMMENTARY

We are pleased to report that, for the fiscal year ending October 31, 2004, on a Net Asset Value (NAV) basis, the Neuberger Berman Real Estate Income Fund (NYSE:
NRL) returned 34.44% versus 29.95% for its benchmark, the NAREIT Equity REIT Index.

Over the 12-month reporting period, the overall REIT market was very strong, primarily due to improving economic conditions, a benign interest rate environment, and improving real estate fundamentals. As the economy accelerated, demand and occupancy levels for commercial real estate also increased. In addition, investors continued to emphasize companies with visible earnings, which benefited the REIT market.

Among REIT sectors, regional malls, shopping centers, and industrial properties did particularly well. Retailers also performed well as they continued to expand over the past year, causing occupancy and rent levels to increase. Healthy consumer spending levels also contributed to retailers' strong performance. Industrial REITs generated good returns primarily due to core improvements in parts of the U.S. economy. Within the portfolio, retail and industrial REITs contributed positively to overall performance.

On the other hand, REITs that own office properties performed less well. Office properties underperformed due to concerns about oversupply and modest expansion plans. Apartment sector underperformance resulted from the low interest rate environment, encouraging first-time home buyers to become more active. Within the portfolio, our stock selection in the diversified property sector detracted from relative performance.

As we look out to 2005, we expect continued improvement in the U.S. economy and improving fundamentals for most types of real estate, albeit with expectations for higher interest rates. Our general outlook for REITs remains favorable and we believe that demand for REITs has the potential to remain robust.

Sincerely,

                               /s/ Steven R. Brown

                                 STEVEN R. BROWN
                                PORTFOLIO MANAGER

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                         REAL ESTATE INCOME FUND
                                                          NYSE TICKER SYMBOL NRL

1 YEAR TOTAL RETURN

NAV (1)                                                                      34.44%

MARKET PRICE (2)                                                             24.54%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2004)

NAV (1)                                                                      37.69%

MARKET PRICE (2)                                                             25.13%

INCEPTION DATE                                                          11/25/2002

INDUSTRY DIVERSIFICATION
(% OF INDUSTRY HOLDINGS)

Apartments                                                              24.6%
Commercial Services                                                      0.8
Community Centers                                                        9.9
Diversified                                                             16.5
Health Care                                                             19.2
Industrial                                                               2.5
Lodging                                                                  6.8
Office                                                                  31.1
Office-Industrial                                                       11.8
Regional Malls                                                          18.7
Self Storage                                                             2.2
Short-Term Investments                                                  24.6
Liabilities, less cash, receivables and other assets                  (68.70)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Returns based on Net Asset Value ("NAV") of the Fund.

2.   Returns based on price of Fund shares on the New York Stock Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund indefinitely. This waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such waivers, the performance of the Fund would be lower.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

GLOSSARY OF INDICES

NAREIT Equity REIT INDEX:     Tracks the performance of all Equity
                              REITs currently listed on the New York Stock
                              Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

                   This page has been left blank intentionally

                                               NEUBERGER BERMAN OCTOBER 31, 2004

SCHEDULE OF INVESTMENTS REAL ESTATE INCOME FUND INC.


[SIDENOTE]

 TOP TEN EQUITY HOLDINGS

    HOLDING                                        %
 1  Ventas, Inc.                                 9.3

 2  Mills Corp.                                  7.1

 3  Glimcher Realty
    Trust                                        6.5

 4  Vornado Realty                               5.5
    Trust

 5  Apartment
    Investment &
    Management                                   5.3

 6  iStar Financial                              5.2

 7  Tanger Factory
    Outlet Centers                               4.7

 8  CarrAmerica                                  4.5
    Realty

 9  Kilroy Realty                                4.5

10  Gables
    Residential Trust                            4.4

                                                                                   MARKET VALUE+
NUMBER OF SHARES                                                                (000'S OMITTED)
COMMON STOCKS (119.2%)

APARTMENTS (22.4%)
         83,000  Apartment Investment &
                   Management                                                  $           3,045
         75,000  Archstone-Smith Trust                                                     2,516
         46,200  Avalonbay Communities                                                     3,025
         61,700  Camden Property Trust                                                     2,801~
        114,400  Gables Residential Trust                                                  4,176
         47,000  Home Properties                                                           1,934
         37,200  Mid-America Apartment
                   Communities                                                             1,463~
         33,500  Town & Country Trust                                                        925~
         72,800  United Dominion Realty Trust                                              1,535
                                                                               -----------------
                                                                                          21,420

COMMERCIAL SERVICES (0.2%)
          8,000  Capital Trust                                                               234

COMMUNITY CENTERS (8.8%)
         24,000  Developers Diversified Realty                                             1,003
         18,400  Federal Realty Investment Trust                                             873
         30,900  Heritage Property Investment Trust                                          945
         40,000  New Plan Excel Realty Trust                                               1,047
         95,700  Tanger Factory Outlet Centers                                             4,522
                                                                               -----------------
                                                                                           8,390

DIVERSIFIED (14.9%)
        103,900  Colonial Properties Trust                                                 4,050~
        119,800  iStar Financial                                                           4,962
         78,000  Vornado Realty Trust                                                      5,242~
                                                                               -----------------
                                                                                          14,254

HEALTH CARE (17.0%)
        110,000  Health Care Property Investors                                            3,061~
         84,700  Health Care REIT                                                          3,049
         57,000  Nationwide Health Properties                                              1,287
        329,800  Ventas, Inc.                                                              8,872^^~
                                                                               -----------------
                                                                                          16,269

INDUSTRIAL (2.5%)
         42,800  EastGroup Properties                                                      1,516
         22,100  First Industrial Realty Trust                                               853
                                                                               -----------------
                                                                                           2,369

LODGING (0.5%)
         10,000  Hospitality Properties Trust                                                429

OFFICE (30.4%)
         99,700  Arden Realty                                                              3,398
         79,800  Brandywine Realty Trust                                                   2,348
        134,500  CarrAmerica Realty                                                        4,335
        120,100  Equity Office Properties Trust                                            3,377
         77,400  Glenborough Realty Trust                                                  1,625~
         69,800  Highwoods Properties                                                      1,732
        107,500  Kilroy Realty                                                             4,273
         92,900  Mack-Cali Realty                                              $           4,103
         30,400  Maguire Properties                                                          795
         84,800  Prentiss Properties Trust                                                 3,051
                                                                               -----------------
                                                                                          29,037

OFFICE--INDUSTRIAL (9.2%)
         43,600  Bedford Property Investors                                                1,253~
         35,700  Duke Realty                                                               1,217~
         76,300  Liberty Property Trust                                                    3,094
        107,600  Reckson Associates Realty                                                 3,266~
                                                                               -----------------
                                                                                           8,830

REGIONAL MALLS (11.1%)
         15,000  CBL & Associates Properties                                                 983
        195,600  Glimcher Realty Trust                                                     5,051~
         67,400  Mills Corp.                                                               3,737~
         21,100  Pennsylvania REIT                                                           856
                                                                               -----------------
                                                                                          10,627

SELF STORAGE (2.2%)
         30,600  Shurgard Storage Centers                                                  1,215
         23,100  Sovran Self Storage                                                         902
                                                                               -----------------
                                                                                           2,117

TOTAL COMMON STOCKS
(COST $75,702)                                                                           113,976
                                                                               -----------------

PREFERRED STOCKS (24.9%)

APARTMENTS (2.2%)
         18,800  Apartment Investment &
                   Management, Ser. Q                                                        506
         31,800  Apartment Investment &
                   Management, Ser. R                                                        857
         27,000  Apartment Investment &
                   Management, Ser. T                                                        681
                                                                               -----------------
                                                                                           2,044

COMMERCIAL SERVICES (0.6%)
         20,000  Newcastle Investment, Ser. B                                                546

COMMUNITY CENTERS (1.1%)
         10,000  Developers Diversified Realty,
                   Ser. I                                                                    258
         13,100  Ramco-Gershenson Properties
                   Trust, Ser. B                                                             360
         17,000  Saul Centers, Ser. A                                                        451
                                                                               -----------------
                                                                                           1,069

DIVERSIFIED (1.6%)
         45,200  Crescent Real Estate Equities,
                   Ser. A                                                                    963
         19,500  Crescent Real Estate Equities,
                   Ser. B                                                                    529^^
                                                                               -----------------
                                                                                           1,492

See Notes to Schedule of Investments

                                                                                   MARKET VALUE+
NUMBER OF SHARES                                                                (000'S OMITTED)
HEALTH CARE (2.2%)
         56,000  LTC Properties, Ser. E                                        $           2,111
LODGING (6.3%)
         66,300  Boykin Lodging, Ser. A                                                    1,897
         18,000  Equity Inns, Ser. B                                                         481
         20,400  Felcor Lodging Trust, Ser. A                                                496~
         86,500  Felcor Lodging Trust, Ser. B                                              2,212
         34,000  LaSalle Hotel Properties, Ser. A                                            949
                                                                               -----------------
                                                                                           6,035

OFFICE (0.7%)
         25,000  HRPT Properties Trust, Ser. A                                               674

OFFICE--INDUSTRIAL (2.6%)
         50,000  Bedford Property Investors, Ser. A                                        2,519**

REGIONAL MALLS (7.6%)
         32,000  Glimcher Realty Trust, Ser. F                                               846
         13,500  Glimcher Realty Trust, Ser. G                                               343
        100,000  Mills Corp., Ser. B                                                       2,753
         11,400  Mills Corp., Ser. C                                                         311
         50,200  Pennsylvania REIT, Ser. A                                                 3,037
                                                                               -----------------
                                                                                           7,290

TOTAL PREFERRED STOCKS
(COST $21,573)                                                                            23,780
                                                                               -----------------

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS (24.6%)
$    19,782,800  N&B Securities Lending
                   Quality Fund, LLC                                                      19,783++
      3,736,390  Neuberger Berman
                   Institutional Cash Fund
                   Trust Class                                                             3,736@
                                                                               -----------------

TOTAL SHORT-TERM INVESTMENTS
(COST $23,519)                                                                            23,519#
                                                                               -----------------

TOTAL INVESTMENTS (168.7%)
(COST $120,794)                                                                          161,275##
Liabilities, less cash, receivables
  and other assets [(24.8%)]                                                             (23,680)
Liquidation Value of Auction
  Preferred Shares [(43.9%)]                                                             (42,000)
                                                                               -----------------

TOTAL NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS (100.0%)                                                          $          95,595
                                                                               -----------------

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Income Fund Inc. (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#    At cost, which approximates market value.
## At October 31, 2004, the cost of investments for U.S. Federal income tax purposes was $120,794,000. Gross unrealized appreciation of investments was $40,511,000 and gross unrealized depreciation of investments was $30,000, resulting in net unrealized appreciation of $40,481,000, based on cost for U.S. Federal income tax purposes.
** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $2,519,000 or 2.6% of net assets applicable to common shareholders.
^^ All or a portion of this security is segregated as collateral for interest rate swap contracts.
@ Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. (see Notes A and E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.
~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A and E of Notes to Financial Statements).

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                      REAL ESTATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                              INCOME FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                         $       137,756
     Affiliated issuers                                                                    23,519
=================================================================================================
                                                                                          161,275
     Cash                                                                                      21
-------------------------------------------------------------------------------------------------
     Dividends and interest receivable                                                        416
     Receivable for securities sold                                                         8,053
-------------------------------------------------------------------------------------------------
     Prepaid expenses and other assets                                                          8
=================================================================================================
TOTAL ASSETS                                                                              169,773
=================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                  19,783
     Dividends payable--preferred shares                                                        9
-------------------------------------------------------------------------------------------------
     Dividends payable--common shares                                                          57
     Payable for Fund shares redeemed (Note D)                                             11,228
-------------------------------------------------------------------------------------------------
     Interest rate swaps, at market value (Note A)                                            206
     Accrued expenses and other payables                                                      895
=================================================================================================
TOTAL LIABILITIES                                                                          32,178
=================================================================================================
AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
     2,000 shares authorized; 1,680 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                        42,000
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                             $        95,595
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital-common shares                                                $        55,361
     Distributions in excess of net investment income                                         (41)
-------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in value of investments                    40,275
=================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                             $        95,595
=================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,998,000 SHARES AUTHORIZED)                 4,157
=================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                      $         23.00
=================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                              $        18,992
=================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                         $        97,275
     Affiliated issuers                                                                    23,519
=================================================================================================
TOTAL COST OF INVESTMENTS                                                         $       120,794
=================================================================================================

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                                        REAL ESTATE
(000'S OMITTED)                                                                                         INCOME FUND
INVESTMENT INCOME

INCOME:
Dividend income--unaffiliated issuers                                                               $         5,675
Income from investments in affiliated issuers (Note A)                                                           13
-------------------------------------------------------------------------------------------------------------------
Income from securities loaned--net (Note A)                                                                       7
===================================================================================================================
Total income                                                                                                  5,695
===================================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                                                         814
Administration fee (Notes A & B)                                                                                339
-------------------------------------------------------------------------------------------------------------------
Tender offer fees (Note F)                                                                                      794
Auction agent fees (Note B)                                                                                     117
-------------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                       40
Basic maintenance expense (Note B)                                                                               25
-------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                          74
Directors' fees and expenses                                                                                     25
-------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                                 3
Legal fees                                                                                                       22
-------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                              35
Stock exchange listing fees                                                                                      25
-------------------------------------------------------------------------------------------------------------------
Stock transfer agent fees                                                                                        32
Miscellaneous                                                                                                     3
===================================================================================================================
Total expenses                                                                                                2,348

Investment management & administration fees waived (Notes A & B)                                               (616)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                  (2)
===================================================================================================================
Total net expenses                                                                                            1,730
===================================================================================================================
Net investment income                                                                                         3,965
===================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                                 3,206
       ------------------------------------------------------------------------------------------------------------
       Interest rate swap contracts                                                                            (605)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                    20,131
       Interest rate swap contracts                                                                            (232)
       ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                               22,500
===================================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                                   (568)
       ============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS   $        25,897
===================================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              REAL ESTATE INCOME FUND
                                                                                       -----------------------------------
                                                                                                               PERIOD FROM
                                                                                                         NOVEMBER 29, 2002
                                                                                                  YEAR       (COMMENCEMENT
                                                                                                 ENDED   OF OPERATIONS) TO
NEUBERGER BERMAN                                                                           OCTOBER 31,         OCTOBER 31,
(000'S OMITTED)                                                                                   2004                2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                           $         3,965  $            3,959
Net realized gain (loss) on investments                                                          2,601                 751
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                             19,899              20,376
==========================================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                             (312)               (209)
Net realized gain on investments                                                                  (250)                (39)
--------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                               (6)                (40)
Total distributions to preferred shareholders                                                     (568)               (288)
==========================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
  resulting from operations                                                                     25,897              24,798
==========================================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                           (3,474)             (3,818)
Net realized gain on investments                                                                (2,790)               (712)
--------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                              (71)               (728)
==========================================================================================================================
Total distributions to common shareholders                                                      (6,335)             (5,258)
==========================================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                                   --                 100
Net proceeds from issuance of common shares                                                      3,000              60,039
--------------------------------------------------------------------------------------------------------------------------
Net proceeds from underwriters' over-allotment option exercised                                     --               5,003
Proceeds from reinvestment of dividends                                                             --                 327
--------------------------------------------------------------------------------------------------------------------------
Self tender offer                                                                              (11,228)                 --
Preferred shares offering costs                                                                    (13)               (735)
==========================================================================================================================
Total net proceeds from capital share transactions                                              (8,241)             64,734
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                         11,321              84,274

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                             84,274                  --
==========================================================================================================================
End of period                                                                          $        95,595  $           84,274
==========================================================================================================================
Distributions in excess of net investment income at end of period                      $           (41) $              (68)
==========================================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until November 29, 2002, other than matters relating to its organization and the sale on November 20, 2002 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the year ended October 31, 2004 and the period ended October 31, 2003 were as follows:

                                                DISTRIBUTIONS PAID FROM:
                                         LONG-TERM                TAX RETURN OF
          ORDINARY INCOME               CAPITAL GAIN                  CAPITAL                       TOTAL
         2004          2003          2004          2003          2004         2003           2004         2003
     $  4,029,483  $  4,199,011  $  2,795,848  $    579,456  $     77,542  $    767,955  $  6,902,873  $  5,546,422

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

     UNDISTRIBUTED              UNDISTRIBUTED                  UNREALIZED                        LOSS
          ORDINARY                  LONG-TERM                APPRECIATION               CARRYFORWARDS
            INCOME                       GAIN              (DEPRECIATION)               AND DEFERRALS           TOTAL
              $ --                       $ --                $ 40,300,437                        $ --    $ 40,300,437

     The differences between book and tax basis distributable earnings are primarily due to timing differences on dividend payments and income recognized on interest rate swaps.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. In an effort to maintain a stable distribution amount, distributions may consist of net investment income, realized gains and paid-in capital. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITS held by the Fund are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the Statement of Operations since the information is not available from the REITs until after the Fund's fiscal year end. The character of distributions paid to shareholders, as disclosed within the Statement of Changes, is based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Form 1099s received to date. After calendar year-end, REITs often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund adjusts to actual, estimates previously recorded. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

     On September 29, 2004, the Fund declared two monthly dividends to common shareholders from its net investment income in the amount of $0.115 per share per month, payable after the close of the reporting period, on November 30, 2004 and December 31, 2004, to shareholders of record on November 12, 2004 and December 15, 2004, respectively, with ex-dividend dates of November 10, 2004 and December 13, 2004, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, dividends to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Dividend rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2004, dividend rates ranged from 1.04% to 1.98%. The Fund declared dividends to preferred shareholders for the period November 1, 2004 to November 30, 2004 of $67,902.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay dividends on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap agreements, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. As a result of the SEC staff guidance, the Fund recorded an adjustment to reflect the reclassification of such amounts. The adjustment resulted in an increase to distributions in excess of net investment income of $461,545, and a corresponding decrease to accumulated net realized gains/losses as of November 1, 2003. The current year impact increased net investment income by $630,693, increased net realized losses by $604,673 and decreased unrealized appreciation (depreciation) in value of investments by $26,020, and therefore did not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2004, the Fund had outstanding interest rate swap contracts as follows:

                                                               RATE TYPE
                                                       --------------------------
                                                       FIXED-RATE   VARIABLE-RATE         ACCRUED
     SWAP                                                PAYMENTS        PAYMENTS    NET INTEREST      UNREALIZED
     COUNTER              NOTIONAL        TERMINATION     MADE BY     RECEIVED BY      RECEIVABLE    APPRECIATION           TOTAL
     PARTY                  AMOUNT               DATE    THE FUND     THE FUND(1)       (PAYABLE)  (DEPRECIATION)      FAIR VALUE
     Citibank, N.A  $   13,000,000  February 12, 2008       3.396%          1.858% $      (11,107) $      (52,557) $      (63,664)
     Citibank, N.A  $   13,000,000  February 12, 2010       3.923%          1.858%        (14,913)       (127,475)       (142,388)
                                                                                   --------------  --------------  --------------
                                                                                   $      (26,020) $     (180,032) $     (206,052)

     (1)  30 day LIBOR (London Interbank Offered Rate)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Fund's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2004, the Fund paid Neuberger $2,762 under the Agreement.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same Board members as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended October 31, 2004, management fees waived on the Cash Fund amounted to $1,280. For the year ended October 31, 2004, income earned on this investment amounted to $13,253 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

12 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed

     $0.03 per share. The costs incurred by Management were $618,961. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offerings and amounted to $136,709.

     Additionally, offering costs of $327,700 and a sales load of $420,000 incurred through the issuance of Preferred Shares were charged as a reduction of common stock paid-in-capital at the completion of the Fund's Preferred Shares offerings.

     As of October 31, 2004 there was no remaining payable for offering costs.

13 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

14 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                YEAR ENDED                             % OF AVERAGE
                OCTOBER 31,                        DAILY MANAGED ASSETS
        ------------------------------------------------------------------------
                2004 - 2007                                0.40
                   2008                                    0.32
                   2009                                    0.24
                   2010                                    0.16
                   2011                                    0.08

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     In connection with an unsolicited tender offer as described in Note F of Notes to Financial Statements, Management has voluntarily agreed to waive all fees under the Management and Administration agreements as described above for an indefinite period.

     For the year ended October 31, 2004, such waived fees amounted to $615,058.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman") a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2004, the impact of this arrangement was a reduction of $1,900.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $379.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the Preferred Shares. 'Discounted Value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. The Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2004, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $6,734,888 and $8,749,858, respectively.

     During the year ended October 31, 2004, brokerage commissions on securities transactions amounted to $23,122, of which Neuberger received $2,465, Lehman received $2,634, and other brokers received $18,023.

     NOTE D--CAPITAL:

     At October 31, 2004, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                                                          COMMON SHARES          COMMON SHARES
                                                                            OUTSTANDING     OWNED BY NEUBERGER
                                                                              4,157,117                146,516

     Transactions in common shares for the year ended October 31, 2004 and the period ended October 31, 2003 were as follows:

                                                    COMMON SHARES ISSUED (REDEEMED) IN CONNECTION WITH:
                                                                                       NET TRANSACTIONS
                                                     UNDERWRITERS'                        IN CONNECTION            NET INCREASE
                                                          EXERCISE   REINVESTMENT OF       WITH PRIVATE              (DECREASE)
               INITIAL                           OF OVER-ALLOTMENT     DIVIDENDS AND      PLACEMENT AND               IN COMMON
        CAPITALIZATION  INITIAL PUBLIC OFFERING             OPTION     DISTRIBUTIONS  SELF-TENDER OFFER      SHARES OUTSTANDING
        2004      2003    2004             2003  2004         2003   2004       2003       2004    2003        2004        2003
          --     6,981      --        4,200,000    --      350,000     --     22,002   (421,866)     --    (421,866)  4,578,983

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                  BALANCE OF                                 BALANCE OF                        INCOME FROM
                                      SHARES                         GROSS       SHARES                     INVESTMENTS IN
                                        HELD          GROSS          SALES         HELD         VALUE   AFFILIATED ISSUERS
                                 OCTOBER 31,  PURCHASES AND            AND  OCTOBER 31,   OCTOBER 31,          INCLUDED IN
     NAME OF ISSUER                     2003      ADDITIONS     REDUCTIONS         2004          2004         TOTAL INCOME
     N&B Securities Lending
       Quality Fund, LLC**         9,090,600  1,416,196,200  1,405,504,000   19,782,800  $ 19,782,800         $      6,667
     Neuberger Berman
       Institutional Cash Fund
       Trust Class***             11,398,496      9,786,440     17,448,546    3,736,390     3,736,390               13,253
                                                                                         ------------         ------------
     Total                                                                               $ 23,519,190         $     19,920

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     *** Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

     NOTE F--LITIGATION:

     In September 2004, two trusts controlled by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase up to 50% of the issued and outstanding shares of the Fund's common stock at a price of $19.89 net per share. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender offer, a stockholder rights agreement and certain other legal actions.

     In order to provide liquidity to shareholders, so they would not need to tender into the Trusts' coercive offer, on October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common stock, at a price of $20.00 net per share, but recommended that no shareholders tender their shares into either offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new shares to Neuberger in a private placement at the Fund's then current net asset value of $21.50 per share. The aggregate investment of approximately $3,000,000 represented a premium of approximately 12% over the per share market price of the Fund at that date. The Fund's self tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self tender offer, on November 4, 2004, the Fund accepted 561,401.374 shares of its common stock, representing approximately 11.9% of its total outstanding common stock at an aggregate redemption amount of $11,228,020.

     In addition, the Board adopted a stockholder rights agreement under which all stockholders of record as of October 7, 2004 received rights to purchase shares of its common stock. Each right entitles the registered holder to purchase from the Fund three shares of common stock at a price equal to the par value of such shares. The rights will become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 11% or more of the outstanding shares of common stock; however, the acquiring person or persons are not permitted to exercise the rights with respect to shares held in excess of 11%. (The 11% trigger automatically adjusts to accommodate the change in shares outstanding as a result of the Fund's self-tender offer.) The description and terms of the rights are set forth in a Rights Agreement which has been filed with the Securities and Exchange Commission.

     In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts alleging that the Trusts' tender offer materials were false and misleading. Trusts have filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for what the Trusts describe as tortuous interference with their prospective business. While the court has ruled in favor of the Fund on certain aspects of the counterclaim, litigation continues on other aspects of the case. During this litigation, the Trusts extended their tender offer to January 25, 2005. Additionally, in October 2004, the Fund was named in another lawsuit filed by a third party that repeated certain allegations made by the Trusts but also alleged that a) certain of the Fund's defensive measures violated the Board's fiduciary duties and b) the Board's failure to take other defensive actions also violated their fiduciary duties. The Fund and the Board believe that the defensive actions taken were lawful and proper, and they are defending both cases vigorously. Several of the issues in each case are matters of first impression. Accordingly it is unclear how the Court may rule.

     In an effort to offset the legal costs incurred by the Fund as a result of the Trusts' unsolicited tender offer and the resulting litigation, Management has agreed to voluntarily waive all fees under the Management and Administration agreements described in Note B for an indefinite period.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^

                                                                                                                     PERIOD FROM
                                                                                                                    NOVEMBER 29,
                                                                                                     YEAR ENDED            2002^
                                                                                                    OCTOBER 31,   TO OCTOBER 31,
                                                                                                           2004             2003
                                                                                                   ------------   --------------
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                                  $      18.40     $      14.33
                                                                                                   ------------     ------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                                                .87(Y)           .87
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                           4.90(Y)          4.60
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                                                    (.07)            (.05)
  NET CAPITAL GAINS                                                                                        (.05)            (.00)
  TAX RETURN OF CAPITAL                                                                                    (.00)            (.01)
                                                                                                   ------------     ------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                                            (.12)            (.06)
                                                                                                   ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                                         5.65             5.41
                                                                                                   ------------     ------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                                                    (.76)            (.84)
  NET CAPITAL GAINS                                                                                        (.61)            (.15)
  TAX RETURN OF CAPITAL                                                                                    (.01)            (.16)
                                                                                                   ------------     ------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                                (1.38)           (1.15)
                                                                                                   ------------     ------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                                  (.00)            (.03)
ISSUANCE OF PREFERRED SHARES                                                                               (.00)            (.16)
                                                                                                   ------------     ------------
TOTAL CAPITAL CHARGES                                                                                      (.00)            (.19)
                                                                                                   ------------     ------------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES                                                           .33               --
                                                                                                   ------------     ------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                                        $      23.00     $      18.40
                                                                                                   ------------     ------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                                           $      20.01     $      17.29
                                                                                                   ------------     ------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                                              +34.44%          +38.13%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                                 +24.54%          +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)                          $       95.6     $       84.3
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)     $       42.0     $       42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS#                           1.85%(Y)         1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS++                            1.85%(Y)         1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                             4.23%(Y)         6.00%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                  .61%             .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
  APPLICABLE TO COMMON SHAREHOLDERS                                                                        3.62%(Y)         5.56%*
PORTFOLIO TURNOVER RATE                                                                                       5%              14%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                                        $     81,907     $     75,165

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management and administration fees. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management and administration fees. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                               YEAR ENDED   PERIOD ENDED
                                              OCTOBER 31,    OCTOBER 31,
                                                     2004        2003(1)
                                                     2.50%          2.36%

(1)  Period from November 29, 2002 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

(Y) Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                   YEAR ENDED
                                                                                  OCTOBER 31,
                                                                                         2004
Net Investment Income                                                                     .14
Net Gains or Losses in Securities (both realized and unrealized)                         (.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders          (.67)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders            (.67)
Ratio of Net Investment Income (Loss) Excluding Preferred Stock Dividends to Average
  Net Assets Applicable to Common Shareholders                                            .67%
Ratio of Net Investment Income (Loss) Including Preferred Stock Dividends to Average
  Net Assets Applicable to Common Shareholders                                            .67%

^^   Computed using an average number of shares outstanding during the period.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Real Estate Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Real Estate Income Fund Inc., (the "Fund") as of October 31, 2004, and the related statement of operations for year ended October 31, 2004, statements of changes in net assets for the year ended October 31, 2004 and for the period from November 29, 2002 (commencement of operations) to October 31, 2003 and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Income Fund Inc. at October 31, 2004, the results of its operations for the year ended October 31, 2004, changes in its net assets for the year ended October 31, 2004 and for the period from period from November 29, 2003 (commencement of operations) to October 31, 2004, and its financial highlights for the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 2004

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I

INDEPENDENT FUND DIRECTORS*

Faith Colish (69)                   Counsel, Carter Ledyard &                   41             Director, American Bar
Director                            Milburn LLP (law firm) since                               Retirement Association (ABRA)
                                    October 2002; formerly,                                    since 1997 (not-for-profit
                                    Attorney-at-Law and President,                             membership association).
                                    Faith Colish, A Professional
                                    Corporation, 1980 to 2002.

C. Anne Harvey (67)                 Consultant, C. A. Harvey                    41             President, Board of Associates
Director                            Associates, since June 2001;                               to The National Rehabilitation
                                    formerly, Director, AARP, 1978                             Hospital's Board of Directors
                                    to December 2001.                                          since 2002; formerly, Member,
                                                                                               Individual Investors Advisory
                                                                                               Committee to the New York
                                                                                               Stock Exchange Board of
                                                                                               Directors, 1998 to June 2002;
                                                                                               formerly, Member, American
                                                                                               Savings Education Council's
                                                                                               Policy Board (ASEC),
                                                                                               1998-2000; formerly, Member,
                                                                                               Executive Committee, Crime
                                                                                               Prevention Coalition of
                                                                                               America, 1997-2000.

Cornelius T. Ryan (72)              Founding General Partner,                   41             Director, Capital Cash
Director                            Oxford Partners and Oxford                                 Management Trust (money market
                                    Bioscience Partners (venture                               fund), Naragansett Insured
                                    capital partnerships) and                                  Tax-Free Income Fund, Rocky
                                    President, Oxford Venture                                  Mountain Equity Fund, Prime
                                    Corporation.                                               Cash Fund, several private
                                                                                               companies and QuadraMed
                                                                                               Corporation (NASDAQ).

Peter P. Trapp (59)                 Regional Manager for Atlanta                41             None.
Director                            Region, Ford Motor Credit
                                    Company since August 1997;
                                    formerly, President, Ford Life
                                    Insurance Company, April 1995
                                    until August 1997.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED
PERSON"

Peter E. Sundman* (45)              Executive Vice President,                   41             Director and Vice President,
Chief Executive Officer,            Neuberger Berman Inc. (holding                             Neuberger & Berman Agency,
Director and Chairman of            company) since 1999; Head of                               Inc. since 2000; formerly,
the Board                           Neuberger Berman Inc.'s Mutual                             Director, Neuberger Berman
                                    Funds and Institutional                                    Inc. (holding company) from
                                    Business since 1999; President                             October 1999 through March
                                    and Director, NB Management                                2003.
                                    since 1999; Executive Vice
                                    President, Neuberger Berman
                                    since 1999; formerly,
                                    Principal, Neuberger Berman
                                    from 1997 until 1999;
                                    formerly, Senior Vice
                                    President, NB Management from
                                    1996 until 1999.

                                                           CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (74)                    Consultant. Formerly,                       41             Independent Trustee or
Director                            Chairman, CDC Investment                                   Director of three series of
                                    Advisers (registered                                       OppenheimerFunds: Limited Term
                                    investment adviser),                                       New York Municipal Fund,
                                    1993-January 1999; formerly,                               Rochester Fund Municipals, and
                                    President and Chief Executive                              Oppenheimer Convertible
                                    Officer, AMA Investment                                    Securities Fund, since 1992.
                                    Advisors, an affiliate of the
                                    American Medical Association.

Barry Hirsch (71)                   Attorney-at-Law. Formerly,                  41             None.
Director                            Senior Counsel, Loews
                                    Corporation (diversified
                                    financial corporation) May
                                    2002 until April 2003;
                                    formerly, Senior Vice
                                    President, Secretary and
                                    General Counsel, Loews
                                    Corporation.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)                General Partner, Seip                       41             Director, H&R Block, Inc.
Director                            Investments LP (a private                                  (financial services company)
                                    investment partnership);                                   since May 2001; Director,
                                    formerly, President and CEO,                               Forward Management, Inc.
                                    Westaff, Inc. (temporary                                   (asset management) since 2001;
                                    staffing), May 2001 to January                             formerly, Director, General
                                    2002; Senior Executive at the                              Magic (voice recognition
                                    Charles Schwab Corporation                                 software) 2001 until 2002;
                                    from 1983 to 1999, including                               formerly, Director, E-Finance
                                    Chief Executive Officer,                                   Corporation (credit
                                    Charles Schwab Investment                                  decisioning services)
                                    Management, Inc. and Trustee,                              1999-2003; formerly, Director,
                                    Schwab Family of Funds and                                 Save-Daily.com (micro
                                    Schwab Investments from 1997                               investing services) 1999-2003;
                                    to 1998 and Executive Vice                                 Director, Offroad Capital Inc.
                                    President-Retail Brokerage,                                (pre-public internet commerce
                                    Charles Schwab Investment                                  company).
                                    Management from 1994 to 1997.

DIRECTOR WHO IS AN "INTERESTED
PERSON"

Jack L. Rivkin* (64)                Executive Vice President and                41             Director, Dale Carnegie and
President and Director              Chief Investment Officer,                                  Associates, Inc. (private
                                    Neuberger Berman Inc. (holding                             company) since 1998; Director,
                                    company) since 2002 and 2003,                              Emagin Corp. (public company)
                                    respectively; Executive Vice                               since 1997; Director,
                                    President and Chief Investment                             Solbright, Inc. (private
                                    Officer, Neuberger Berman                                  company) since 1998; Director,
                                    since 2002 and 2003,                                       Infogate, Inc. (private
                                    respectively; Director and                                 company) since 1997; Director,
                                    Chairman, NB Management since                              Broadway Television Network
                                    December 2002; formerly,                                   (private company) since 2000.
                                    Executive Vice President,
                                    Citigroup Investments, Inc.
                                    from September 1995 to
                                    February 2002; formerly,
                                    Executive Vice President,
                                    Citigroup Inc. from September
                                    1995 to February 2002.

                                                      CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (71)               Consultant; Retired President               41             None.
Director                            and Trustee, Teachers
                                    Insurance & Annuity (TIAA) and
                                    College Retirement Equities
                                    Fund (CREF).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)               Marcus Nadler Professor                     41             Director, DEL Laboratories,
Director                            Emeritus of Finance and                                    Inc. (cosmetics and
                                    Economics, New York University                             pharmaceuticals) since 1978;
                                    Stern School of Business.                                  Director, The Caring Community
                                                                                               (not-for-profit).

Howard A. Mileaf (67)               Retired. Formerly, Vice                     41             Director, WHX Corporation
Director                            President and Special Counsel,                             (holding company) since August
                                    WHX Corporation (holding                                   2002; Director, Webfinancial
                                    company) 1993-2001.                                        Corporation (holding company)
                                                                                               since December 2002; Director,
                                                                                               State Theatre of New Jersey
                                                                                               (not-for-profit theater) since
                                                                                               2000; formerly, Director,
                                                                                               Kevlin Corporation
                                                                                               (manufacturer of microwave and
                                                                                               other products).

William E. Rulon (72)               Retired. Formerly, Senior Vice              41             Director, Pro-Kids Golf and
Director                            President, Foodmaker, Inc.                                 Learning Academy (teach golf
                                    (operator and franchiser of                                and computer usage to "at
                                    restaurants) until January 1997.                           risk" children) since 1998;
                                                                                               formerly, Director, Prandium, Inc.
                                                                                               (restaurants) from March 2001
                                                                                               until July 2002.

Candace L. Straight (57)            Private investor and                        41             Director, The Proformance
Director                            consultant specializing in the                             Insurance Company (personal
                                    insurance industry; formerly,                              lines property and casualty
                                    Advisory Director, Securitas                               insurance company) since March
                                    Capital LLC (a global private                              2004; Director, Providence
                                    equity investment firm                                     Washington (property and
                                    dedicated to making                                        casualty insurance
                                    investments in the insurance                               company)since December 1998;
                                    sector) 1998 until December 2002.                          Director, Global Partners
                                                                                               (insurance brokerage firm)
                                                                                               since October 2000.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
   NAME, AGE, ADDRESS (1)                                                  OVERSEEN BY         OTHER DIRECTORSHIPS HELD OUTSIDE
   AND POSITION WITH FUND            PRINCIPAL OCCUPATION(S) (2)             DIRECTOR              FUND COMPLEX BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED
PERSON"

Edward I. O'Brien* (76)             Formerly, Member, Investment                41             Director, Legg Mason, Inc.
Director                            Policy Committee, Edward Jones                             (financial services holding
                                    1993-2001; President,                                      company) since 1993; formerly,
                                    Securities Industry                                        Director, Boston Financial
                                    Association ("SIA")                                        Group (real estate and tax
                                    (securities industry's                                     shelters) 1993-1999.
                                    representative in government
                                    relations and regulatory
                                    matters at the federal and
                                    state levels) 1974-1992;
                                    Adviser to SIA, November
                                    1992-November 1993.

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                            POSITION AND
  NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S)
---------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)             Secretary since 2002                        Vice President-Mutual Fund Board
                                                                                Relations, NB Management since 2000;
                                                                                Vice President, Neuberger Berman since
                                                                                2002 and employee since 1999; formerly,
                                                                                Vice President, NB Management from 1986
                                                                                to 1999; Secretary, fourteen registered
                                                                                investment companies for which NB
                                                                                Management acts as investment manager
                                                                                and administrator (four since 2002,
                                                                                three since 2003, and four since 2004).

Robert Conti (48)                   Vice President since 2002                   Senior Vice President, Neuberger Berman
                                                                                since 2003; formerly, Vice President,
                                                                                Neuberger Berman from 1999 until 2003;
                                                                                Senior Vice President, NB Management
                                                                                since 2000; formerly, Controller, NB
                                                                                Management until 1996; formerly,
                                                                                Treasurer, NB Management from 1996 until
                                                                                1999; Vice President, fourteen
                                                                                registered investment companies for
                                                                                which NB Management acts as investment
                                                                                manager and administrator (three since
                                                                                2000, four since 2002, three since 2003,
                                                                                and four since 2004).

Brian J. Gaffney (51)               Vice President since 2002                   Managing Director, Neuberger Berman
                                                                                since 1999; Senior Vice President, NB
                                                                                Management since 2000; formerly, Vice
                                                                                President, NB Management from 1997 until
                                                                                1999; Vice President, fourteen
                                                                                registered investment companies for
                                                                                which NB Management acts as investment
                                                                                manager and administrator (three since
                                                                                2000, four since 2002, three since 2003,
                                                                                and four since 2004).

Sheila R. James (39)                Assistant Secretary since 2002              Employee, Neuberger Berman since 1999;
                                                                                Employee, NB Management from 1991 to
                                                                                1999; Assistant Secretary, fourteen
                                                                                registered investment companies for
                                                                                which NB Management acts as investment
                                                                                manager and administrator (seven since
                                                                                2002, three since 2003, and four since
                                                                                2004).

                                            POSITION AND
  NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                        PRINCIPAL OCCUPATION(S)
---------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)                    Assistant Secretary since 2003              Employee, Neuberger Berman since 1999;
                                                                                Employee, NB Management from 1993 to
                                                                                1999; Assistant Secretary, fourteen
                                                                                registered investment companies for
                                                                                which NB Management acts as investment
                                                                                manager and administrator (ten since
                                                                                2003 and four since 2004).

John M. McGovern (34)               Assistant Treasurer since 2002              Vice President, Neuberger Berman since
                                                                                January 2004; Employee, NB Management
                                                                                since 1993; Assistant Treasurer,
                                                                                fourteen registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and administrator
                                                                                (seven since 2002, three since 2003, and
                                                                                four since 2004).

Barbara Muinos (45)                 Treasurer and Principal Financial           Vice President, Neuberger Berman since
                                    and Accounting Officer since                1999; formerly, Assistant Vice
                                    2002                                        President, NB Management from 1993 to
                                                                                1999; Treasurer and Principal Financial
                                                                                and Accounting Officer, fourteen
                                                                                registered investment companies for
                                                                                which NB Management acts as investment
                                                                                manager and administrator (seven since
                                                                                2002, three since 2003, and four since
                                                                                2004); formerly, Assistant Treasurer,
                                                                                three registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and administrator
                                                                                from 1996 until 2002.

Frederic B. Soule (58)              Vice President since 2002                   Senior Vice President, Neuberger Berman
                                                                                since 2003; formerly, Vice President,
                                                                                Neuberger Berman from 1999 until 2003;
                                                                                formerly, Vice President, NB Management
                                                                                from 1995 until 1999; Vice President,
                                                                                fourteen registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and administrator
                                                                                (three since 2000, four since 2002,
                                                                                three since 2003, and four since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

CERTIFICATION

The Chief Executive Officer of the Fund certified to the New York Stock Exchange on April 14, 2004 that he was not aware of any violations by the Fund of the NYSE Corporate Governance Listing Standards. In addition, the Chief Executive Officer and the Chief Financial Officer on September 28, 2004 signed the certifications to the SEC required by Rule 30a-2 under the Investment Company Act of 1940 regarding the quality of the Fund's public disclosure.

[NEUBERGER BERMAN LOGO]
                                           A LEHMAN BROTHERS COMPANY

                                           NEUBERGER BERMAN MANAGEMENT INC.
                                           605 Third Avenue 2nd Floor
                                           New York, NY 10158-0180
                                           INTERNAL SALES & SHAREHOLDER SERVICES
                                           877.461.1899

                                           www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

                                           [GRAPHIC] D0500 12/04

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $46,250 and $66,925 for 2004 and 2003, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $5,000 and $0 for 2004 and 2003, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% of these services provided by E&Y for 2004, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,000 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $13,700 and $8,000 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By:   /s/ Peter E. Sundman
      --------------------
       Peter E. Sundman
       Chief Executive Officer

Date:  January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      --------------------
       Chief Executive Officer

Date:  January 7, 2005



By:   /s/ Barbara Muinos
      ------------------
       Barbara Muinos
       Treasurer and Principal Financial
       and Accounting Officer

Date:  January 7, 2005